UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2017 (October 6, 2017)

GOOD GAMING, INC.

(Exact name of registrant as specified in charter)

Nevada	000-53949	26-3988293
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

415 McFarlan Road, Suite 108

Kennett Square, PA 19348

(Address of Principal Executive Offices) (Zip Code)

(888) 295-7279

(Registrant’s Telephone Number, Including Area Code)

2130 N. Lincoln Park West, Suite 8N

Chicago, IL 60614

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Agreement.

On October 6, 2017, Good Gaming, Inc. (the “Company”) entered into a Securities Purchase Agreement with RedDiamond Partners LLC (the “Purchaser”) whereby the Purchaser has agreed to purchase from the Company an aggregate of $250,000 of Series D Preferred Shares at a purchase price equal to ninety-five percent (95%) of the face value. The Securities Purchase Agreement provides for funding of $35,000 per month until an aggregate of $250,000 has been funded. The Series D Preferred Shares are redeemable by the Company as provided in the Certificate of Designation, Preferences and Rights of the Series D Convertible Preferred Stock.

The foregoing description of the terms of the Securities Purchase Agreement and Certificate of Designation is not complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement and Certificate of Designation, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

The Company plans to publish a letter on October 16, 2017 to communicate with its shareholders about the progress the Company made towards its goals. A copy of the shareholder letter is attached hereto as Exhibit 99.1.

The information contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. The Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Securities Purchase Agreement dated October 6, 2017, by and between Good Gaming, Inc. and RedDiamond Partners LLC.

10.2	Certificate of Designation Preferences and Rights of the Series D Convertible Preferred Stock of Good Gaming, Inc. dated October 6, 2017.

99.1	Letter to Shareholders dated October 16, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2017

Good Gaming, Inc.

By:	/s/ David B. Dorwart
Name:	David B. Dorwart
Title:	Chief Executive Officer